                                  EXHIBIT 32.1


            CERTIFICATION BY CHIEF EXECUTIVE AND PRINCIPAL FINANCIAL
                             AND ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,

       In connection with the Quarterly Report of TTR Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004 (the "Report") filed with the Securities and Exchange Commission, I, Frank Galuppo, Chief Executive and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





MAY 14, 2004                          /s/ FRANK GALUPPO

                                      Frank Galuppo
                                      CHIEF EXECUTIVE AND
                                      PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER



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